T. Rowe Price Emerging Europe Fund

Supplement to Prospectus Dated March 1, 2018, as supplemented

On July 25, 2018, the T. Rowe Price Emerging Europe Fund’s shareholders approved a proposal to amend the fund’s industry concentration policy. The change to the industry concentration policy becomes effective on August 1, 2018. Accordingly, all of the following changes to the prospectus are effective August 1, 2018.

The following is added under “Principal Investment Strategies” on page 2:

The emerging European investable universe, due to its limited geographic scope and less developed markets, tends to rely heavily on the success of certain industries and sectors. As a result, the fund may invest up to 35% of its net assets in any industry that accounts for more than 20% of the emerging European market as a whole, as measured by an index determined by T. Rowe Price to be an appropriate measure of the emerging European market (currently MSCI Emerging Markets Europe Index).

The disclosure under “Banking industry risks” on page 5 is replaced with the following:

Industry risks Because the fund may invest significantly in any industry that accounts for more than 20% of the emerging European market, the fund is more susceptible to adverse developments affecting such industries and may perform poorly during a downturn in one of the industries that are heavily represented in emerging Europe. For example, the fund may at times invest heavily in banks and other financial companies. Banks can be adversely affected by, among other things, regulatory changes, interest rate movements, the availability of capital and cost to borrow, and the rate of debt defaults. The oversight of banks in emerging markets may be ineffective and underdeveloped relative to more mature markets. In particular for emerging markets, the impact of future regulation on any individual bank, or on the financial services sector as a whole, can be very difficult to predict.

The disclosure under “Banking and financial companies risks” on page 16 is replaced with the following:

Industry risks The fund may invest significantly in any industry that is heavily represented in the emerging European market, such as banks and other financial services companies. To the extent the fund has significant investments in financial companies, it is more susceptible to adverse developments affecting such companies and may perform poorly during a downturn in that sector. Banks can be adversely affected by, among other things, regulatory changes, interest rate movements, the availability of capital and the cost to borrow, and the rate of debt defaults. Banks and other financial services institutions are often subject to extensive governmental regulation and intervention, and the potential for additional regulation could reduce profit margins and adversely affect the scope of their activities, and the amount of capital they must maintain, and limit the amounts and types of loans and other financial commitments they can make. In addition, companies in the financial sector may also be adversely affected by decreases in the availability of money or asset valuations, credit rating downgrades, increased competition, and adverse conditions in other related markets.

The oversight of, and regulations applicable to, banks in emerging markets may be ineffective when compared with the regulatory frameworks for banks in developed markets. Banks in emerging markets may have significantly less access to capital than banks in more developed markets, leading them to be more likely to fail under adverse economic conditions. In addition, the impact of future regulation on any individual bank, or on the financial services sector as a whole, can be very difficult to predict.

Under “Investment Policies and Practices” beginning on page 18, the following is added:

Industry Concentration As a matter of fundamental policy, the fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund’s net assets would be invested in the securities of companies whose principal business activities are in the same industry, except that the fund may purchase the securities of any issuer if, as a result, no more than 35% of the fund’s net assets would be invested in any industry that accounts for more than 20% of the emerging European market as a whole, as measured by an index determined by T. Rowe Price to be an appropriate measure of the emerging European market. The fund is currently referencing its benchmark index, MSCI Emerging Markets Europe Index, to measure whether any particular industry accounts for more than 20% of the emerging European market as a whole.

The date of this supplement is July 30, 2018.

F131-042 7/30/2018